UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 5, 2007

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

425 W. Randolph Street
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On December 7, 2007, NAVTEQ Corporation issued a press release announcing the early termination of the mandatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with Nokia’s pending acquisition of NAVTEQ. A copy of the press release is filed hereto as Exhibit 99.1, and is incorporated herein by reference.

Section 9 – Financial Statement and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by NAVTEQ Corporation on December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: December 7, 2007	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by NAVTEQ Corporation on December 7, 2007.